Exhibit 99.1

Vonage Reports Fourth Quarter 2021 Financial Results

HOLMDEL, N.J., February 24, 2022 -- Vonage Holdings Corp. (Nasdaq: VG), a global leader in cloud communications helping businesses accelerate their digital transformation, today announced results for the quarter and full year ended December 31, 2021.

Fourth Quarter 2021 Highlights:
•Consolidated revenue of $366 million, an increase of 13% year-over-year
◦Consumer revenue of $66 million, a decrease of 16% year-over-year
◦Vonage Communications Platform (VCP) revenue of $300 million, an increase of 23% year-over-year
▪VCP Service revenue of $287 million, an increase of 25% year-over-year
•API revenue of $165 million, an increase of 38% year-over-year
•Unified Communications & Contact Center Service revenue of $122 million, an increase of 10% year-over-year
•Consolidated Net Loss of $22 million, a decrease of $8 million from the prior year
•Consolidated Adjusted EBITDA(1) of $50 million, an increase of $2 million from the prior year
◦VCP Adjusted EBITDA of $6 million, an increase of $10 million from the prior year
◦Consumer Adjusted EBITDA of $43 million, a decrease of $9 million from the prior year

Full Year 2021 Highlights:
•Consolidated revenue of $1.409 billion, an increase of 13% year-over-year
◦Consumer revenue of $289 million, a decrease of 13% year-over-year
◦Vonage Communications Platform (VCP) revenue of $1.120 billion, an increase of 22% year-over-year
▪VCP Service revenue of $1.062 billion, an increase of 24% year-over-year
•API revenue of $591 million, an increase of 42% year-over-year
•Unified Communications & Contact Center Service revenue of $471 million, an increase of 7% year-over-year
•Consolidated Net Loss of $24 million, an increase of $12 million from the prior year
•Consolidated Adjusted EBITDA of $198 million, an increase of $27 million from the prior year
◦VCP Adjusted EBITDA of $11 million, an increase of $68 million from the prior year
◦Consumer Adjusted EBITDA of $187 million, a decrease of $40 million from the prior year

Vonage will not host a conference call to discuss its results for the fourth quarter and full year 2021 or provide financial guidance for the first quarter or full year 2022 due to the previously announced proposed acquisition of Vonage by Ericsson.

About Vonage

Vonage (Nasdaq:VG), a global cloud communications leader, helps businesses accelerate their digital transformation. Vonage's Communications Platform is fully programmable and allows for the integration of Video, Voice, Chat, Messaging and Verification into existing products, workflows and systems. Vonage's fully programmable unified communications and contact center applications are built from the Vonage platform and enable companies to transform how they communicate and operate from the office or anywhere, providing enormous flexibility and ensuring business continuity.

Vonage Holdings Corp. is headquartered in New Jersey, with offices throughout the United States, Europe, Israel and Asia. To follow Vonage on Twitter, please visit twitter.com/vonage. To become a fan on Facebook, go to facebook.com/vonage. To subscribe on YouTube, visit youtube.com/vonage.

Investor Contact: Monica Gould, 212.871.3927, ir@vonage.com

Media Contact: Jo Ann Tizzano, 732.365.1363, joann.tizzano@vonage.com

(1) This is a non-GAAP financial measure. Refer below to Table 3 for a reconciliation to GAAP net loss.

VONAGE HOLDINGS CORP.
TABLE 1. CONSOLIDATED FINANCIAL DATA
(Dollars in thousands, except per share amounts)

	Three Months Ended			For the Years Ended
	December 31,	September 30,	December 31,	December 31,
	2021	2021	2020	2021	2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(audited)
Statement of Operations Data:
Revenues, access and product revenues	$350,167	$341,544	$306,773	$1,339,063	$1,185,357
USF revenues	16,138	16,797	16,522	69,952	62,577
Total revenues	366,305	358,341	323,295	1,409,015	1,247,934

Operating Expenses:
Service, access and product cost of revenues (excluding depreciation and amortization of $16,895, $15,817, $15,455, $61,874, and $51,408, respectively)	174,923	161,067	133,694	624,557	490,946
USF cost of revenues	16,138	16,797	16,522	69,952	62,577
Sales and marketing	80,702	86,826	80,100	335,217	342,053
Engineering and development	19,961	17,636	22,387	80,667	81,484
General and administrative	70,164	44,063	41,569	202,461	182,106
Depreciation and amortization	23,572	22,507	24,853	88,780	88,917
	385,460	348,896	319,125	1,401,634	1,248,083
(Loss) Income from operations	(19,155)	9,445	4,170	7,381	(149)
Other Income (Expense):
Interest expense	(6,924)	(7,045)	(7,384)	(28,348)	(32,160)
Other income (expense), net	1,119	(100)	160	905	314
	(5,805)	(7,145)	(7,224)	(27,443)	(31,846)
Loss before income taxes	(24,960)	2,300	(3,054)	(20,062)	(31,995)
Income tax benefit (expense)	2,809	(4,332)	(10,911)	(4,435)	(4,217)
Net loss	$(22,151)	$(2,032)	$(13,965)	$(24,497)	$(36,212)
Loss per common share:
Basic and diluted	$(0.09)	$(0.01)	$(0.06)	$(0.10)	$(0.15)
Weighted-average common shares outstanding:
Basic and diluted	252,791	252,101	248,586	251,500	246,082

VONAGE HOLDINGS CORP.
TABLE 1. CONSOLIDATED FINANCIAL DATA - (Continued)
(Dollars in thousands, except per share amounts)

	Three Months Ended			For the Years Ended
	December 31,	September 30,	December 31,	December 31,
	2021	2021	2020	2021	2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(audited)
Statement of Cash Flow Data:
Net cash provided by operating activities	$25,304	$43,886	$32,449	$158,711	$83,880
Net cash used in investing activities	(20,735)	(12,768)	(14,489)	(62,719)	(52,723)
Net cash used in financing activities	(33,030)	(21,986)	(23,721)	(117,257)	(10,850)
Capital expenditures, acquisition of intangible assets, acquisition and development of software assets	(13,735)	(12,768)	(14,489)	(55,719)	(52,723)

	December 31,	December 31,
	2021	2020
	(unaudited)	(audited)
Balance Sheet Data (at period end):
Cash and cash equivalents	$18,342	$43,078
Restricted cash	1,967	1,919
Accounts receivable, net of allowance	147,622	116,304
Prepaid expenses and other current assets	37,388	38,361
Deferred customer acquisition costs, current and non-current	101,403	85,690
Property and equipment, net	24,334	31,621
Goodwill	615,134	624,328
Operating lease right of use assets	31,855	29,330
Software, net	106,516	80,638
Intangible assets, net	161,134	204,267
Deferred tax assets	109,087	106,374
Other assets	33,362	33,926
Total assets	$1,388,144	$1,395,836

Accounts payable and accrued expenses	$226,497	$175,544
Deferred revenue, current	61,420	65,506
Total notes payable, net and indebtedness under revolving credit facility, including current portion	130,500	215,500
Operating lease liabilities, current and non-current	43,056	42,573
Convertible senior notes, net	305,609	290,784
Other liabilities	3,341	3,155
Total liabilities	$770,423	$793,062
Total stockholders' equity	$617,721	$602,774

VONAGE HOLDINGS CORP.
TABLE 2. SUMMARY CONSOLIDATED OPERATING DATA
(Dollars in thousands, except per line amounts)
(unaudited)
The table below includes summarized income statement information that our management uses to measure the operating performance of the Vonage Communications Platform focused portion of our business:

Vonage Communications Platform	Three Months Ended			For the Years Ended
	December 31,	September 30,	December 31,	December 31,
	2021	2021	2020	2021	2020
Statement of Operations Data:
Revenues, access and product revenues	$292,699	$281,311	$238,673	$1,092,267	$893,076
USF revenues	7,403	6,845	6,056	27,858	21,981
Total revenues	300,102	288,156	244,729	1,120,125	915,057

Operating Expenses:
Service, access and product cost of revenues excluding depreciation and amortization	167,062	152,939	125,214	590,623	455,558
USF cost of revenues	7,403	6,845	6,056	27,858	21,981
Sales and marketing	77,362	83,227	77,083	320,717	329,702
Engineering and development	19,173	16,519	20,181	76,936	73,012
General and administrative	66,720	42,439	38,425	190,936	167,704
Depreciation and amortization	23,412	22,325	24,433	87,872	85,210
	361,132	324,294	291,392	1,294,942	1,133,167
Loss from operations	$(61,030)	$(36,138)	$(46,663)	$(174,817)	$(218,110)

The table below includes revenues and cost of revenues that our management uses to measure the growth and operating performance of the Vonage Communications Platform focused portion of our business:

Vonage Communications Platform	Three Months Ended			For the Years Ended
	December 31,	September 30,	December 31,	December 31,
	2021	2021	2020	2021	2020
Revenues:
Service revenues	$286,820	$274,031	$230,077	$1,061,745	$856,492
Access and product revenues(1)	5,879	7,280	8,596	30,522	36,584
Service, access and product revenues excluding USF	292,699	281,311	238,673	1,092,267	893,076
USF revenues	7,403	6,845	6,056	27,858	21,981
Total revenues	$300,102	$288,156	$244,729	$1,120,125	$915,057

Cost of Revenues:
Service cost of revenues(2)	$158,013	$144,156	$114,491	$552,537	$413,079
Access and product cost of revenues(1)	9,049	8,783	10,723	38,086	42,479
Service, access and product cost of revenues excluding USF	167,062	152,939	125,214	590,623	455,558
USF cost of revenues	7,403	6,845	6,056	27,858	21,981
Total cost of revenues	$174,465	$159,784	$131,270	$618,481	$477,539

Service margin %	44.9%	47.4%	50.2%	48.0%	51.8%
Gross margin % excluding USF (Service, access and product margin %)	42.9%	45.6%	47.5%	45.9%	49.0%
Gross margin %	41.9%	44.5%	46.4%	44.8%	47.8%

(1) Includes customer premise equipment, access, professional services, and shipping and handling.
(2) Excludes depreciation and amortization of $16,735, $15,635, $15,331 for the quarters ended December 31, 2021, September 30, 2021 and December 31, 2020, respectively, and $60,966 and $47,701 for the years ended December 31, 2021 and 2020, respectively.

The table below includes key operating data that our management uses to measure the growth and operating performance of the business focused portion of our business:

Vonage Communication Platform	Three Months Ended			For the Years Ended
	December 31,	September 30,	December 31,	December 31,
	2021	2021	2020	2021	2020
Service revenue per customer	$678	$657	$552	$637	$516
Vonage Communications Platform revenue churn	0.5%	0.6%	1.3%	0.6%	1.1%

The table below includes summarized income statement information that our management uses to measure the operating performance of the Consumer focused portion of our business:

Consumer	Three Months Ended			For the Years Ended
	December 31,	September 30,	December 31,	December 31,
	2021	2021	2020	2021	2020
Statement of Operations Data:
Revenues, access and product revenues	$57,468	$60,233	$68,100	$246,796	$292,281
USF revenues	8,735	9,952	10,466	42,094	40,596
Total revenues	66,203	70,185	78,566	288,890	332,877

Operating Expenses:
Service, access and product cost of revenues excluding depreciation and amortization	7,861	8,128	8,480	33,934	35,388
USF cost of revenues	8,735	9,952	10,466	42,094	40,596
Sales and marketing	3,340	3,599	3,017	14,500	12,351
Engineering and development	788	1,117	2,206	3,731	8,472
General and administrative	3,444	1,624	3,144	11,525	14,402
Depreciation and amortization	160	182	420	908	3,707
	24,328	24,602	27,733	106,692	114,916
Income from operations	$41,875	$45,583	$50,833	$182,198	$217,961

The table below includes revenues and cost of revenues that our management uses to measure the growth and operating performance of the Consumer focused portion of our business:

Consumer	Three Months Ended			For the Years Ended
	December 31,	September 30,	December 31,	December 31,
	2021	2021	2020	2021	2020
Revenues:
Service revenues	$57,405	$60,162	$68,022	$246,553	$292,003
Access and product revenues(1)	63	71	78	243	278
Service, access and product revenues excluding USF	57,468	60,233	68,100	246,796	292,281
USF revenues	8,735	9,952	10,466	42,094	40,596
Total revenues	$66,203	$70,185	$78,566	$288,890	$332,877

Cost of Revenues:
Service cost of revenues(2)	$7,436	$7,607	$8,080	$31,968	$33,550
Access and product cost of revenues(1)	425	521	400	1,966	1,838
Service, access and product cost of revenues excluding USF	7,861	8,128	8,480	33,934	35,388
USF cost of revenues	8,735	9,952	10,466	42,094	40,596
Total cost of revenues	$16,596	$18,080	$18,946	$76,028	$75,984

Service margin %	87.0%	87.4%	88.1%	87.0%	88.5%
Gross margin % excluding USF (Service, access and product margin %)	86.3%	86.5%	87.5%	86.3%	87.9%
Gross margin %	74.9%	74.2%	75.9%	73.7%	77.2%

(1) Includes customer premise equipment, access, professional services, and shipping and handling.
(2) Excludes depreciation and amortization of $160, $182, and $124 for the quarters ended December 31, 2021, September 30, 2021 and December 31, 2020, respectively, and $908 and $3,707 for the years ended December 31, 2021 and 2020, respectively.

The table below includes key operating data that our management uses to measure the growth and operating performance of the consumer focused portion of our business:

Consumer	Three Months Ended			For the Years Ended
	December 31,	September 30,	December 31,	December 31,
	2021	2021	2020	2021	2020
Average monthly revenues per line	$27.82	$28.47	$28.13	$28.50	$27.77
Subscriber lines (at period end)	779,179	807,265	909,965	779,179	909,965
Customer churn	1.4%	1.5%	1.7%	1.4%	1.7%

VONAGE HOLDINGS CORP.
TABLE 3. RECONCILIATION OF GAAP NET LOSS
TO ADJUSTED EBITDA AND TO ADJUSTED EBITDA MINUS CAPEX
(Dollars in thousands)
(unaudited)

	Three Months Ended			For the Years Ended
	December 31,	September 30,	December 31,	December 31,
	2021	2021	2020	2021	2020
Net Loss	$(22,151)	$(2,032)	$(13,965)	$(24,497)	$(36,212)
Interest expense	6,924	7,045	7,384	28,348	32,160
Income tax	(2,809)	4,332	10,911	4,435	4,217
Depreciation and amortization	23,572	22,507	24,853	88,780	88,917
Amortization of costs to implement cloud computing arrangements	840	818	938	3,515	2,885
EBITDA	6,376	32,670	30,121	100,581	91,967

Share-based expense	32,325	17,247	11,695	79,900	45,667
Acquisition related transaction and integration costs	10,120	—	—	10,120	—
Organizational transformation (1)	—	—	—	—	5,119
Restructuring activities (2)	—	—	3,731	2,655	18,913
Other non-recurring items (3)	916	944	$2,654	4,314	8,518
Adjusted EBITDA	$49,737	$50,861	48,201	$197,570	$170,184

Consumer Adjusted EBITDA	$43,297	$45,839	$52,169	$186,856	$227,152
VCP Adjusted EBITDA	6,440	5,022	(3,968)	10,714	(56,968)
Adjusted EBITDA	49,737	50,861	48,201	197,570	170,184
Less:
Capital expenditures	(2,214)	(2,058)	(2,853)	(8,996)	(10,571)
Intangible assets	(62)	431	(52)	256	(312)
Acquisition and development of software assets	(11,459)	(11,141)	(11,584)	(46,979)	(41,840)
Adjusted EBITDA Minus Capex	$36,002	$38,093	$33,712	$141,851	$117,461

(1) The cost identified as "Organizational transformation" are related to the Company’s previously announced goal of becoming a pure-play software-as-a-service (“SaaS”) company, offering a suite of communications solutions for businesses. These costs include employee related exits including CEO succession, system change management, facility exit costs, and rebranding.
(2) Restructuring activities relate to the Company's business-wide optimization and alignment project initiated in 2020 and include employee related exits and further facility exit costs executed upon as part of the overall project.
(3) Other non-recurring items principally include certain litigation charges and other non-recurring project costs such as the review of the Consumer business and the business optimization project, both of which were initiated in 2020.

VONAGE HOLDINGS CORP.
TABLE 4. RECONCILIATION OF GAAP NET LOSS TO
NET INCOME (LOSS) EXCLUDING ADJUSTMENTS
(Dollars in thousands, except per share amounts)
(unaudited)

	Three Months Ended			For the Years Ended
	December 31,	September 30,	December 31,	December 31,
	2021	2021	2020	2021	2020
Net loss	$(22,151)	$(2,032)	$(13,965)	$(24,497)	$(36,212)
Amortization of acquisition - related intangibles	10,823	10,733	13,131	43,141	53,539
Amortization of costs to implement cloud computing arrangements	840	818	938	3,515	2,885
Acquisition related transaction and integration costs	10,120	—	—	10,120	—
Amortization of debt discount	3,402	3,349	3,210	13,230	12,532
Organizational transformation (1)	—	—	—	—	5,119
Restructuring activities (2)	—	—	3,731	2,655	18,913
Other non-recurring items (3)	916	944	2,654	4,314	8,518
Tax effect on adjusting items	(6,787)	(4,120)	(4,969)	(20,014)	(21,316)
Net (loss) income excluding adjustments	$(2,837)	$9,692	$4,730	$32,464	$43,978
Loss per common share:
Basic and diluted	$(0.09)	$(0.01)	$(0.06)	$(0.10)	$(0.15)
Weighted-average common shares outstanding:
Basic and diluted	252,791	252,101	248,586	251,500	246,082
Earnings per common share, excluding adjustments:
Basic	$(0.01)	$0.04	$0.02	$0.13	$0.18
Diluted	$(0.01)	$0.04	$0.02	$0.12	$0.17
Weighted-average common shares outstanding:
Basic	252,791	252,101	248,586	251,500	246,082
Diluted	252,791	260,851	258,211	270,831	254,874

(1) The cost identified as "Organizational transformation" are related to the Company’s previously announced goal of becoming a pure-play software-as-a-service (“SaaS”) company, offering a suite of communications solutions for businesses. These costs include employee related exits including CEO succession, system change management, facility exit costs, and rebranding.
(2) Restructuring activities relate to the Company's business-wide optimization and alignment project initiated in 2020 and include employee related exits and further facility exit costs executed upon as part of the overall project.
(3) Other non-recurring items principally include certain litigation charges and other non-recurring project costs such as the review of the Consumer business and the business optimization project, both of which were initiated in 2020.

VONAGE HOLDINGS CORP.
TABLE 5. FREE CASH FLOW
(Dollars in thousands)
(unaudited)

	Three Months Ended			For the Years Ended
	December 31,	September 30,	December 31,	December 31,
	2021	2021	2020	2021	2020
Net cash provided by operating activities	$25,304	$43,886	$32,449	$158,711	$83,880
Less:
Capital expenditures	(2,214)	(2,058)	(2,853)	(8,996)	(10,571)
Intangible assets	(62)	431	(52)	256	(312)
Acquisition and development of software assets	(11,459)	(11,141)	(11,584)	(46,979)	(41,840)
Free cash flow	$11,569	$31,118	$17,960	$102,992	$31,157

VONAGE HOLDINGS CORP.
TABLE 6. RECONCILIATION OF INDEBTEDNESS UNDER REVOLVING CREDIT FACILITY, AND CONVERTIBLE SENIOR NOTES TO NET DEBT
(Dollars in thousands)
(unaudited)

	December 31,	December 31,
	2021	2020

Convertible senior notes, net	305,609	290,784
Notes payable and indebtedness under revolving credit facility, net of current maturities	130,500	215,500
Unamortized debt related costs	3,919	5,512
Unamortized discount on debt	35,472	48,704
Gross debt	475,500	560,500
Less:
Unrestricted cash	18,342	43,078
Net debt	$457,158	$517,422

Use of Non-GAAP Financial Measures
This press release includes measures defined as non-GAAP financial measures by Regulation G adopted by the Securities and Exchange Commission, including: adjusted EBITDA, adjusted EBITDA less Capex, adjusted net income, constant currency, net debt (cash), and free cash flow.
Adjusted EBITDA
Vonage uses adjusted EBITDA as a principal indicator of the operating performance of its business.
Vonage defines adjusted EBITDA as GAAP net income (loss) before interest, tax, depreciation and amortization, share-based expense, amortization of costs to implement cloud computing arrangements, acquisition related transaction and integration costs, organizational transformation costs and other non-recurring items. The costs identified as “organizational transformation” are related to the Company’s previously announced goal of becoming a pure-play software-as-a-service (“SaaS”) company, offering a suite of communications solutions for businesses. These costs include employee related exits, system change management, facility exit costs, and rebranding.
Vonage believes that adjusted EBITDA permits a comparative assessment of its operating performance, relative to its performance based on its GAAP results, while isolating the effects of interest, tax, depreciation and amortization, which may vary from period to period without any correlation to underlying operating performance; of share-based expense, which is a non-cash expense that also varies from period to period; of one-time acquisition related transaction and integration costs, organizational transformation costs and other non-recurring items. Organizational transformation consists principally of costs in connection with exits of employees and facilities, system migration costs and certain professional related fees. Restructuring activities relate to the Company's business-wide optimization and alignment project initiated in 2020 and include employee related exit costs and further facility exit costs executed upon as part of the overall project. Other non-recurring items principally include certain litigation charges and other non-recurring project costs such as the review of the Consumer business and the business optimization project, both of which were initiated in 2020.
The Company provides information relating to its adjusted EBITDA so that investors have the same data that the Company employs in assessing its overall operations. The Company believes that trends in its adjusted EBITDA are valuable indicators of the operating performance of the Company on a consolidated basis.
The Company does not reconcile its forward-looking adjusted EBITDA to the corresponding GAAP measure of net income because stock-based compensation expense and other non-recurring items cannot be reasonably calculated or predicted at this time as they may be significantly impacted by future events, the timing and nature of which cannot be reasonably calculated or predicted at this time.  Accordingly, a reconciliation is not available without unreasonable effort.
Adjusted EBITDA less Capex
Vonage uses adjusted EBITDA less Capex as an indicator of the operating performance of its business. The Company provides information relating to its adjusted EBITDA less Capex so that investors have the same data that the Company employs in assessing its overall operations. The Company believes that trends in its Adjusted EBITDA less Capex are valuable indicators of the operating performance of the Company on a consolidated basis because they provide our investors with insight into current performance and period-to-period performance.
Adjusted net income
Vonage defines adjusted net income, as GAAP net income (loss) excluding amortization of acquisition-related intangible assets, amortization of costs to implement cloud computing arrangements, acquisition related transaction and integration costs, amortization of debt discount, organizational transformation costs, other non-recurring items and tax effect on adjusting items.
The Company believes that excluding these items will assist investors in evaluating the Company's operating performance and in better understanding its results of operations as amortization of acquisition-related intangible assets is a non-cash item, one-time acquisition related transaction and integration costs, organizational transformation, other non-recurring items, and tax effect on adjusting items are not reflective of operating performance. Organizational transformation consists principally of costs in connection with exits of employees and facilities, system migration costs and certain related professional fees. Other non-recurring items principally include certain litigation charges and other non-recurring project costs.
Constant Currency
Vonage reviews its results of operations on both an as reported and on a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to our prior period reported results.

Net debt (cash)
Vonage defines net debt (cash) as indebtedness under revolving credit facility, convertible senior notes, discount on debt, and debt related costs less unrestricted cash.
Vonage uses net debt (cash) as a measure of assessing leverage, as it reflects the gross debt under the Company's credit agreements and capital leases less cash available to repay such amounts. The Company believes that net cash is also a factor that first parties consider in valuing the Company.
Free cash flow
Vonage defines free cash flow as net cash provided by operating activities minus capital expenditures, purchase of intangible assets, and acquisition and development of software assets.
Vonage considers free cash flow to be a liquidity measure that provides useful information to management about the amount of cash generated by the business that, after the acquisition of equipment and software, can be used by Vonage for debt service and strategic opportunities. Free cash flow is not a measure of cash available for discretionary expenditures since the Company has certain non-discretionary obligations such as debt service that are not deducted from the measure.
The non-GAAP financial measures used by Vonage may not be directly comparable to similarly titled measures reported by other companies due to differences in accounting policies and items excluded or included in the adjustments, which limits its usefulness as a comparative measure. These non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

The Company does not reconcile its forward-looking adjusted business total revenue and adjusted business service revenue to the corresponding GAAP measures due to the significant variability and difficulty in making accurate forecasts with respect to the various acquisition-related and one-time events that we exclude, as they may be significantly impacted by future events the timing and nature of which are difficult to predict or are not within the control of management.  As such, the Company has determined that reconciliations of these forward-looking non-GAAP financial measures to the corresponding GAAP measures is not available without unreasonable effort.

Safe Harbor Statement
This press release contains forward-looking statements, including statements about future financial results, growth priorities or plans, revenues, adjusted EBITDA, churn, seats, lines or accounts, average revenue per customer, cost of communications services, capital expenditures, new products and related investment, and other statements that are not historical facts or information, that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. In addition, other statements in this press release that are not historical facts or information may be forward-looking statements. The forward-looking statements in this release are based on information available at the time the statements are made and/or management's belief as of that time with respect to future events and involve risks and uncertainties that could cause actual results and outcomes to be materially different. Important factors that could cause such differences include, but are not limited to: the competition we face; the expansion of competition in the cloud communications market; incremental business, regulatory, and reputational risks related to the pending Ericsson merger; timing and satisfaction of the closing conditions related to the Ericsson merger; our ability to adapt to rapid changes in the cloud communications market; realizing the expected benefits of our business optimization or other cost-savings plans; risks related to the acquisition or integration of businesses we have acquired; our ability to scale our business and grow efficiently; the nascent state of the cloud communications for business market; our ability to retain customers and attract new customers cost-effectively; developing and maintaining effective distribution channels; risks associated with sales of our services to medium-sized and enterprise customers; the effects of COVID-19 on our business; our reliance on third-party hardware and software; our dependence on third-party vendors; reliance on third parties for our 911 services; the impact of fluctuations in economic conditions, particularly on our small and medium business customers; the effects of significant foreign currency fluctuations; developing and maintaining market awareness and a strong brand; retaining senior executives and other key employees; security breaches and other compromises of information security; system disruptions or flaws in our technology and systems; our ability to comply with data privacy and related regulatory matters; unfavorable litigation or governmental investigations; our ability to obtain or maintain relevant intellectual property licenses or to protect our trademarks and internally developed software; fraudulent use of our name or services; intellectual property and other litigation that have been and may be brought against us; rapid developments in global API regulation and uncertainties relating to regulation of VoIP services; liability under anti-corruption laws or from governmental export controls or economic sanctions; risks associated with the taxation of our business; governmental regulation and taxes in our international operations; our history of net losses and ability to achieve consistent profitability in the future; our ability to fully realize the benefits of our net operating loss carry-forwards if an ownership change occurs; actions of activist shareholders; restrictions in our debt agreements that may limit our operating flexibility; our ability to obtain additional financing if required; risks associated with the settlement and conditional conversion of our Convertible Senior Notes; potential effects the capped call transactions may have on our stock in connection with our Convertible Senior Notes; certain provisions of our charter documents; and other factors that are set forth in the “Risk Factors” in our Annual Report on Form 10-K and in the Company's Quarterly Reports on Form 10-Q filed with the SEC. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law, and therefore, you should not rely on these forward-looking statements as representing the Company's views as of any date subsequent to today.
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